                                                                    EXHIBIT 99.1

                          NEW ACCOUNTING PRONOUNCEMENT


     Effective January 1, 2002, we adopted SFAS No. 142, "Goodwill and Other Intangible Assets," which eliminates the amortization of goodwill and requires that goodwill be reviewed annually for impairment. We have not yet completed our impairment analysis of goodwill, but ceased amortizing goodwill on January 1, 2002. Our net income and earnings per share, adjusted to exclude goodwill amortization expense, for the twelve months ended December 31, 2001, 2000 and 1999, are as follows:

                                                             Year ended December 31,
-------------                                         --------------------------------------
                                                       2001            2000           1999
                                                      -------        -------        --------
                                                     (in thousands, except per share amounts)
Net income before extraordinary item,
  as reported                                         $89,874        $49,001        $(61,897)
Goodwill amortization, net of tax                       2,736          1,876             207
                                                      -------        -------        --------
Adjusted net income before extraordinary item         $92,610        $50,877        $(61,690)
                                                      =======        =======        ========

Net income, as reported                               $91,206        $49,001        $(58,013)
Goodwill amortization, net of tax                       2,736          1,876           207
                                                      -------        -------        --------
Adjusted net income                                   $93,942        $50,877        $(57,806)
                                                      =======        =======        ========

                                                                                Year ended December 31,
                                                      ----------------------------------------------------------------------------
                                                              2001                       2000                        1999
                                                      --------------------      ---------------------      -----------------------
                                                       Basic       Diluted        Basic       Diluted        Basic         Diluted
                                                      -------      -------      --------      -------      --------       --------
Earnings per share before extraordinary item,
  as reported                                         $  0.68      $  0.67      $   0.40      $  0.39      $  (0.57)      $  (0.57)
Goodwill amortization, net of tax                        0.02         0.02          0.01         0.01             -              -
                                                      -------      -------      --------      -------      --------       --------
Adjusted earnings per share before extraordinary
  item                                                $  0.70      $  0.69      $   0.41      $  0.40      $  (0.57)      $  (0.57)
                                                      =======      =======      ========      =======      ========       ========

Earnings per share, as reported                       $  0.69      $  0.68      $   0.40      $  0.39      $  (0.54)      $  (0.54)
Goodwill amortization, net of tax                        0.02         0.02          0.01         0.01             -              -
                                                      -------      -------      --------      -------      --------       --------
Adjusted earnings per share                           $  0.71      $  0.70      $   0.41      $  0.40      $  (0.54)      $  (0.54)
                                                      =======      =======      ========      =======      ========       ========